                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement               [ ] CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
                                                  BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               TREX COMPANY INC.
    ----------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

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    (4) Date Filed:

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        Notes:

                               TREX COMPANY, INC.
                            20 South Cameron Street
                           Winchester, Virginia 22601

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 10, 2001

                               ----------------

To our stockholders:

   Notice is hereby given that the 2001 annual meeting of stockholders of Trex Company, Inc. will be held at the Hampton Inn, 1204 Berryville Avenue, Winchester, Virginia 22601, on Thursday, May 10, 2001, at 9:00 a.m., local time, for the following purposes:

  1. to consider and vote upon a proposal to elect two directors of Trex Company, Inc.;

  2. to consider and vote upon a proposal to approve the Trex Company, Inc. 1999 Stock Option and Incentive Plan;

  3. to consider and vote upon a proposal to approve the material terms for payment of annual executive incentive compensation to permit the compensation paid pursuant to such material terms to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code; and

  4. to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

   Only stockholders of record at the close of business on March 30, 2001 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

   All stockholders are cordially invited to attend this meeting.


                                          By Order of the Board of Directors,

                                          /s/ Lynn E. MacDonald

                                          Lynn E. MacDonald
Dated: April 6, 2001                      Secretary



 YOUR VOTE IS VERY IMPORTANT, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                               TREX COMPANY, INC.
                            20 South Cameron Street
                           Winchester, Virginia 22601

                         Annual Meeting of Stockholders
                                  May 10, 2001

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

Proxy Solicitation

   This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Trex Company, Inc. for use at Trex Company's 2001 annual meeting of stockholders to be held at the Hampton Inn, 1204 Berryville Avenue, Winchester, Virginia 22601, on Thursday, May 10, 2001, at 9:00 a.m., local time. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

   Trex Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of Trex Company and its subsidiary may solicit proxies by personal interview, telephone, e-mail and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. Trex Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. Trex Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

   A list of stockholders entitled to vote at the annual meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company's offices at 20 South Cameron Street, Winchester, Virginia 22601, and at the time and place of the meeting during the whole time of the meeting.

   This proxy statement and the enclosed proxy card are first being mailed to Trex Company's stockholders on or about April 6, 2001.

Voting and Revocability of Proxies

   A proxy for use at the annual meeting and a return postage-paid envelope are enclosed. Shares of Trex Company's common stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the annual meeting in accordance with the instructions indicated in such proxy. If no instructions are indicated, such shares will be voted FOR approval of each proposal listed on the proxy card. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. Management is not aware of any other matters that are likely to be brought before the annual meeting. If any other matter is properly presented at the annual meeting for action, the persons named in the accompanying proxy will vote on such matter in their own discretion.

   A stockholder who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by (1) giving written notice of revocation to the Secretary of Trex Company, (2) properly submitting to Trex Company a duly executed proxy bearing a later date or (3) voting in person at the annual meeting. Unless revoked, the shares represented by each such proxy will be voted at the meeting and any adjournment or postponement of the meeting. Presence at the meeting of a stockholder who has signed a proxy but does not provide a notice of revocation or request to vote in person does not revoke that proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to Trex Company, Inc., 20 South Cameron Street, Winchester, Virginia 22601, Attention: Secretary.

Voting Procedure

   All holders of record of the common stock at the close of business on March 30, 2001 will be eligible to vote at the annual meeting. Each holder of common stock is entitled to one vote at the annual meeting for each share held by such stockholder. As of March 30, 2001, there were 14,137,586 shares of common stock outstanding.

   The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions and broker non-votes, which are described below, will be counted for purposes of determining the presence of a quorum at the annual meeting.

   Votes cast in person or by proxy at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting, who will determine whether or not a quorum is present. Votes may be cast for, against or as abstentions. Abstentions will be counted for purposes of determining the shares present or represented at the annual meeting and entitled to vote. Abstentions will not affect whether the election of any nominee to the board of directors is approved at the annual meeting. Abstentions with respect to the other two proposals will have the same effect as a vote against those proposals.

   Broker-dealers who hold their customers' shares in street name may, under the applicable rules of the exchanges and other self-regulatory organizations of which the broker-dealers are members, vote the shares of their customers on routine proposals, which under such rules typically include the election of directors, when they have not received instructions from the customer. Under these rules, brokers may not vote shares of their customers on non-routine matters without instructions from their customers. A broker non-vote occurs with respect to any proposal when a broker holds shares of a customer in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. A broker non-vote will not affect whether any proposal to be acted upon at the annual meeting is approved.

                               SECURITY OWNERSHIP

   The information presented below regarding beneficial ownership of Trex Company's common stock has been presented in accordance with rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes any shares as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right.

   As of January 31, 2001, there were 14,137,586 shares of common stock outstanding.

   The following table presents, as of January 31, 2001, information based upon Trex Company's records and filings with the SEC regarding beneficial ownership of the common stock by the following persons:

  . each person known to Trex Company to be the beneficial owner of more than 5% of the common stock;

  .  each director and each nominee to the board of directors;

  . each executive officer of Trex Company named in the summary compensation table under the "Executive Compensation" section of this proxy statement; and

  .  all directors and executive officers of Trex Company as a group.

                                                        Amount and
                                                        Nature of
                                                        Beneficial Percent of
Name of Beneficial Owner                                Ownership    Class
------------------------                                ---------- ----------
Scudder Kemper Investments, Inc........................ 1,340,900      9.5%
 345 Park Avenue
 New York, New York 10154
Anthony J. Cavanna..................................... 2,067,373     14.6
Andrew U. Ferrari...................................... 1,850,683     13.1
Robert G. Matheny...................................... 1,976,962     14.0
Roger A. Wittenberg.................................... 2,041,133     14.4
William F. Andrews.....................................    10,151       *
William H. Martin, III.................................    10,503       *
Patricia B. Robinson...................................       --       --
All directors and executive officers as a group (7
 persons).............................................. 7,956,805     56.3

--------
 *Less than 1%.

   The percentage of beneficial ownership as to any person as of January 31, 2001 is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of January 31, 2001 and the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Except as noted below, Trex Company believes that all persons listed in the table have sole voting and investment power with respect to their shares.

   The information concerning Scudder Kemper Investments, Inc. is based on a
Schedule 13G/A filed with the SEC on February 14, 2001, in which the reporting person reports that it has sole voting power with respect to 1,075,000 of the shares shown, shared voting power with respect to 19,200 of the shares shown and sole dispositive power with respect to all of the shares shown.

   The shares of common stock shown as beneficially owned by Mr. Cavanna include options exercisable within 60 days of January 31, 2001 to purchase 3,773 shares of common stock. Mr. Cavanna's address is c/o Trex Company, Inc., 20 South Cameron Street, Winchester, Virginia 22601.

   The shares of common stock shown as beneficially owned by Mr. Ferrari include options exercisable within 60 days of January 31, 2001 to purchase 3,633 shares of common stock. Mr. Ferrari's address is c/o Trex Company, Inc., 20 South Cameron Street, Winchester, Virginia 22601.

   The shares of common stock shown as beneficially owned by Mr. Matheny include 1,000 shares of common stock owned of record by his spouse and options exercisable within 60 days of January 31, 2001 to purchase 3,912 shares of common stock. Mr. Matheny disclaims beneficial ownership of the shares owned of record by his spouse. Mr. Matheny's address is c/o Trex Company, Inc., 20 South Cameron Street, Winchester, Virginia 22601.

   The shares of common stock shown as beneficially owned by Mr. Wittenberg include 3,000 shares of common stock owned of record by his spouse and options exercisable within 60 days of January 31, 2001 to purchase 3,633 shares of common stock. Mr. Wittenberg disclaims beneficial ownership of the shares owned of record by his spouse. Mr. Wittenberg's address is c/o Trex Company, Inc., 20 South Cameron Street, Winchester, Virginia 22601.

   The shares of common stock shown as beneficially owned by Mr. Andrews include options exercisable within 60 days of January 31, 2001 to purchase 776 shares of common stock.

   The shares of common stock shown as beneficially owned by Mr. Martin include options exercisable within 60 days of January 31, 2001 to purchase 1,028 shares of common stock.

   The shares of common stock shown as beneficially owned by all directors and executive officers as a group include options exercisable within 60 days of January 31, 2001 to purchase 16,755 shares of common stock.

                             ELECTION OF DIRECTORS

                                  (Proposal 1)

Nominees for Election as Directors

   Trex Company's restated certificate of incorporation provides that the board of directors is to be divided into three classes of directors, with the classes to be as nearly equal in number as possible. The terms of office of the three current classes of directors expire at this annual meeting, at the annual meeting of stockholders in 2002 and at the annual meeting of stockholders in 2003, respectively. Upon the expiration of the term of office of each class, the nominees for such class will be elected for a term of three years to succeed the directors whose terms of office expire.

   William F. Andrews and Andrew U. Ferrari have been nominated for election to the class with a three-year term that will expire at the annual meeting of stockholders in 2004. Both nominees are incumbent directors. Mr. Ferrari has served on the board of directors since Trex Company's formation in September 1998. Mr. Andrews has served on the board of directors since April 1999.

Approval of Nominees

   Approval of the nominees requires the affirmative vote of a plurality of the votes cast at the annual meeting. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy for the election of each of the nominees. In the event that any nominee should become unable or unwilling to serve as a director, the persons named in the proxy intend to vote for the election of such substitute nominee for director as the board of directors may recommend. It is not anticipated that any nominee will be unable or unwilling to serve as a director.

   The board of directors unanimously recommends that the stockholders of Trex Company vote FOR the election of the nominees to serve as directors.

   Biographical information concerning each of the nominees and each of the directors continuing in office is presented below.

                   Nominees for Election for Three-Year Terms

            Name                                             Age Director Since
            ----                                             --- --------------
      William F. Andrews....................................  69      1999
      Andrew U. Ferrari.....................................  54      1998

   William F. Andrews has served as a director of Trex Company since April 1999. Mr. Andrews has served as Chairman of the Board of Directors of Scovill Fasteners, Inc., a designer, manufacturer and distributor of apparel fasteners and specialty industrial fasteners, since 1996. Mr. Andrews has been a director and Chairman of Northwestern Steel and Wire Co. since 1998 and a director and Chairman of Corrections Corporation of

America since 2000. Mr. Andrews has been a Principal of Kohlberg & Company, a venture capital firm, since 1994. From 1981 to 1986, Mr. Andrews served as the Chairman, President and Chief Executive Officer of Scovill Manufacturing Co., where he worked for over 28 years. From 1995 to 1998, he served as the Chairman of Schrader-Bridgeport International, Inc., a manufacturer of tire valves and pressure control devices. From 1993 to 1995, Mr. Andrews served as Chairman and Chief Executive Officer of Amdura Corporation, a manufacturer of hardware and industrial equipment. From 1992 to 1994, he served as Chairman of Utica Corporation, a manufacturer of fan blades for aerospace and land-based gas turbine engines. From 1986 to 1989, Mr. Andrews served as President, Chairman and Chief Executive Officer of Singer Sewing Company. Mr. Andrews also serves as a director of Black Box Corporation, Johnson Controls, Inc., Katy Industries, Inc. and Navistar, Inc.

   Andrew U. Ferrari has served as the Vice President of Sales and Marketing of TREX Company, LLC, which is currently Trex Company's wholly-owned subsidiary, since August 1996 and as Executive Vice President of Sales and Marketing of Trex Company since September 1998. From April 1992 to August 1996, he was the Director of Sales and Marketing of the Composite Products Division of Mobil Chemical Company, referred to below as "Mobil Chemical," which was a division of Mobil Oil Corporation, referred to below as "Mobil." From February 1990 to April 1992, Mr. Ferrari served as the New Business Manager for Mobil Chemical. From January 1984 to February 1990, he served as Marketing Director of the Consumer Products Division of Mobil Chemical. Mr. Ferrari received a B.A. degree in economics from Whitman College and an M.B.A. degree from Columbia University.

                      Directors Whose Terms Expire in 2002

            Name                                             Age Director Since
            ----                                             --- --------------
      William H. Martin, III................................  70      1999
      Robert G. Matheny.....................................  55      1998

   William H. Martin, III has served as Chairman of the Board of Directors of Martin Industries, Inc., a manufacturer and producer of gas grills, gas space heaters, gas logs and pre-engineered fireplaces, since April 1994 and as a director of Martin Industries since 1974. From 1971 to 1987, he served as President and Chief Executive Officer of Martin Industries. From 1987 to 1993, Mr. Martin served as Executive Assistant to the Rector of Trinity Church in New York City. Since 1993, Mr. Martin has been managing private investments and serving as a director of Aluma Form, Inc., a manufacturing company. Mr. Martin is a graduate of Vanderbilt University.

   Robert G. Matheny has served as the President of TREX Company, LLC since August 1996 and as the President of Trex Company since September 1998. From July 1992 to August 1996, he was the General Manager of the Composite Products Division of Mobil Chemical. From August 1987 to July 1992, he served as the General Manager of the Chemical Specialties Group of Mobil Chemical and as a Vice President of Mobil Chemical Products International. From 1970 to August 1987, Mr. Matheny held various positions in sales, marketing and manufacturing at Mobil. Mr. Matheny received a B.S. degree in industrial engineering and operations research from Virginia Polytechnic Institute.

                      Directors Whose Terms Expire in 2003

            Name                                             Age Director Since
            ----                                             --- --------------
      Anthony J. Cavanna....................................  61      1998
      Patricia B. Robinson..................................  48      2000
      Roger A. Wittenberg...................................  52      1998

   Anthony J. Cavanna has served as the Chief Financial Officer of TREX Company, LLC since August 1996 and as Executive Vice President and Chief Financial Officer of Trex Company since September 1998. From July 1994 to August 1996, he was a Group Vice President of Mobil Chemical. From July 1992 to July 1994, he was the Vice President-Planning and Finance for Mobil Chemical. From November 1986 to July 1992, Mr. Cavanna served as a Vice President of Mobil Chemical and the General Manager of its Films Division

Worldwide. From November 1981 to November 1986, he was the President and General Manager of Mobil Plastics Europe. From January 1981 to November 1981, he was the Vice President-Planning and Supply of the Films Division of Mobil Chemical. Between 1962 and 1981, Mr. Cavanna held a variety of positions within Mobil, including engineering, manufacturing and project/group leader positions. Mr. Cavanna received a B.S. degree in chemical engineering from Villanova University and an M.S. degree in chemical engineering from the Polytechnic Institute of Brooklyn.

   Patricia B. Robinson has served as a director of Trex Company since November 2000. Ms. Robinson is an independent consultant and in 2000 served as Interim Operating Officer of TruckBay.com, an Internet distributor of heavy duty truck parts. From 1994 to 1998, she served as President of Mead School and Office Products, the consumer products division of Mead Corporation. From 1977 to 1994, Ms. Robinson served in a variety of other positions with Mead Corporation, including Vice President of Corporate Strategy and Planning, President of Gilbert Paper, which makes premium correspondence papers, Plant Manager of a specialty machinery facility and Product Manager for new packaging product introductions. Ms. Robinson received a B.A. degree in economics from Duke University and an M.B.A. degree from the Darden School at the University of Virginia.

   Roger A. Wittenberg has served as the Vice President of Technical Operations and Materials Sourcing of TREX Company, LLC since August 1996 and as Executive Vice President of Technical Operations and Materials Sourcing of Trex Company since September 1998. Mr. Wittenberg also serves as a director of Elite Textiles Ltd., a textile manufacturer. From May 1992 to August 1996, he was the Technical Manager of the Composite Products Division of Mobil Chemical. Mr. Wittenberg founded Rivenite Corporation in 1987 and was its Chief Executive Officer until April 1992, when Mobil Chemical acquired the assets of Rivenite Corporation. Before 1987, Mr. Wittenberg founded and operated three companies in the textile, food and animal feed supplements industries. Mr. Wittenberg received a B.S. degree in chemistry from High Point College.

Board of Directors and Committees of the Board

   The board of directors held five meetings during Trex Company's 2000 fiscal year. During fiscal 2000, each director attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period such director served as a director and the total number of meetings held by each committee of the board of directors on which such director served during the period for which he served.

   The board of directors currently has a standing audit committee and a standing compensation and governance committee.

   The audit committee, which held three meetings during fiscal 2000, currently consists of Mr. Martin, who is the Chairman, Mr. Andrews and Ms. Robinson. Each of the members of the audit committee satisfies the independence standards of the New York Stock Exchange. The audit committee is responsible for recommending to the full board of directors the selection of Trex Company's independent auditors, reviewing the scope of the audit plan and the results of each audit with management and the independent auditors, reviewing the adequacy of Trex Company's system of internal accounting controls in consultation with the independent auditors, reviewing generally the activities and recommendations of the independent auditors, and exercising oversight with respect to Trex Company's code of conduct and other policies and procedures regarding adherence with legal requirements. The scope of the audit committee's duties are detailed in the committee's charter, a copy of which is attached to this proxy statement as Appendix A.

   The compensation and governance committee, which held two meetings during fiscal 2000, currently consists of Mr. Andrews, who is the Chairman, Mr. Martin and Ms. Robinson. This committee is responsible for establishing the compensation and benefits of Trex Company's executive officers, monitoring compensation arrangements for management employees for consistency with corporate objectives and stockholders' interests, and administering Trex Company's 1999 Stock Option and Incentive Plan, referred to in this proxy statement as the "Stock Incentive Plan." The committee is also responsible for making recommendations to the board of directors regarding corporate governance matters, including board size and membership qualifications, director candidates, board committees, corporate organization, selection and succession planning for officers and key executives and programs for training and development of executive level employees, and stockholder proposals regarding these matters.

   The board of directors does not have a nominating committee. The full board of directors nominates candidates for membership on the board of directors. Trex Company's bylaws provide that any stockholder wishing to nominate persons for election as directors at an annual meeting must deliver to the Secretary of Trex Company at Trex Company's principal office in Winchester, Virginia, a written notice of the stockholder's intention to make such a nomination. The stockholder generally is required to furnish the notice no earlier than 120 days and no later than 90 days before the first anniversary of the preceding year's annual meeting. The notice must include the following information: (1) such information regarding each proposed nominee as would be required to be disclosed under SEC rules and regulations in solicitations of proxies for the election of directors in an election contest or otherwise; (2) the written consent of each proposed nominee to serve as a director of Trex Company; and
(3) as to the stockholder giving the notice and the beneficial owner, if any, of common stock on whose behalf the nomination is made, (a) the name and address of record of such stockholder and the name and address of such beneficial owner, (b) the class and number of shares of Trex Company's capital stock which are owned beneficially and of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of Trex Company's capital stock entitled to vote at such meeting and intends to appear, in person or by proxy, at the meeting to propose such nomination and (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (A) deliver a proxy statement or form of proxy to holders of at least the percentage of Trex Company's outstanding capital stock required to elect the nominee or (B) otherwise solicit proxies from stockholders in support of such nomination. Trex Company may require any proposed nominee to furnish such other information as Trex Company may reasonably require to determine the eligibility of such proposed nominee to serve as a director of Trex Company.

Director Compensation

   Fees. Trex Company's 1999 Incentive Plan for Outside Directors, referred to in this proxy statement as the "Outside Director Plan," was amended as of January 1, 2001 to increase the annual fee for directors who are not employees of Trex Company for their service on the board of directors and its committees from $25,000 to $40,000. Each non-employee director may elect to receive up to one-half of this annual fee in cash and up to all of the fee in the form of options to purchase common stock issued under the Outside Director Plan. The value of the options issued in payment of any portion of a non-employee director's annual fee is determined in accordance with the Black-Scholes valuation model. For fiscal 2000, Mr. Andrews, Mr. Martin and Ms. Robinson, Trex Company's three non-employee directors, received $12,500, $25,000 and $4,700, respectively, of their 2000 annual fee of $25,000 in the form of stock options under the plan. Mr. Andrews received options for 611 shares of common stock, Mr. Martin received options for 1,222 shares of common stock, and Ms. Robinson received options for 266 shares of common stock in payment of the fee.

   Stock Option Grants. Trex Company's current policy is to grant non-employee directors options to purchase 1,500 shares of common stock upon their initial appointment or election to the board of directors. Ms. Robinson, who became a director in November 2000, was granted an option to purchase 1,500 shares of common stock. Options granted to non-employee directors under the Outside Director Plan have the same terms as the options awarded under the Stock Incentive Plan.

   The exercise price per share under each option granted to a non-employee director under the Outside Director Plan will be the fair market value of the common stock on the option grant date. Each such option will vest with respect to one-fourth of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant. No option may be exercisable more than ten years from the option grant date. Options will terminate after the expiration of specified periods following the termination of the option holder's service as a non-employee director, whether by reason of death, disability, retirement or otherwise. The common stock issuable upon the exercise of these options will be issued under the Stock Incentive Plan. The Outside Director Plan is administered by an administrative committee of the board of directors consisting of Trex Company's President and Chief Financial Officer.

Executive Compensation

   The following table shows information about the compensation paid to Trex Company's chief executive officer, who is the President, and to each of Trex Company's other executive officers for fiscal 2000, referred to in this proxy statement as the "named executive officers":

                           Summary Compensation Table

                                      Annual
                                 Compensation(1)   Securities
  Name and Principal     Fiscal ------------------ Underlying     All Other
  Position                Year  Salary($) Bonus($) Options(#) Compensation($)(2)
  ------------------     ------ --------- -------- ---------- ------------------
Robert G. Matheny.......  2000   290,055  166,600    15,650          9,425
 President                1999   304,547  290,000       --          83,817
                          1998   263,591      --        --          52,995

Anthony J. Cavanna......  2000   279,696  137,700    15,095          9,425
 Executive Vice
 President and            1999   292,472  235,000       --          83,714
 Chief Financial Officer  1998   248,144      --        --          52,281

Andrew U. Ferrari.......  2000   261,580  132,600    14,535         17,182
 Executive Vice
 President of Sales       1999   280,398  230,000       --          83,317
 and Marketing            1998   232,698      --        --          52,310

Roger A. Wittenberg.....  2000   266,317  132,600    14,535         12,445
 Executive Vice
 President of             1999   280,398  230,000       --          83,153
 Technical Operations
 and Materials Sourcing   1998   232,698      --        --          52,925

--------
(1) In accordance with SEC rules, information about other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officers.

(2) The amounts shown in the "All Other Compensation" column consist of the following: (a) for Mr. Matheny, $2,625 in fiscal 2000, $2,500 in fiscal 1999 and $3,025 in fiscal 1998 in matching contributions to Trex Company's defined contribution employee profit sharing and 401(k) plan, referred to below as the "401(k) plan," $5,653 in fiscal 1999 and $1,600 in fiscal 1998 in employer discretionary contributions to the 401(k) Plan, $6,800 in fiscal 2000, $6,400 in fiscal 1999 and $6,400 in fiscal 1998 in employer contributions to Trex Company's defined contribution employee money purchase pension plan, referred to below as the "Money Purchase Plan," and $69,264 in fiscal 1999 and $41,970 in fiscal 1998 in reimbursement of self-employment taxes payable by Mr. Matheny; (b) for Mr. Cavanna, $2,625 in fiscal 2000, $2,500 in fiscal 1999 and $2,613 in fiscal 1998 in matching contributions to the 401(k) Plan, $5,653 in fiscal 1999 and $1,600 in fiscal 1998 in employer discretionary contributions to the 401(k) Plan, $6,800 in fiscal 2000, $6,400 in fiscal 1999 and $6,400 in fiscal 1998 in employer contributions to the Money Purchase Plan, and $69,161 in fiscal 1999 and $41,668 in fiscal 1998 in reimbursement of self-employment taxes payable by Mr. Cavanna; (c) for Mr. Ferrari, $2,625 in fiscal 2000, $2,500 in fiscal 1999 and $2,944 in fiscal 1998 in matching contributions to the 401(k) Plan, $7,757 in fiscal 2000, $5,653 in fiscal 1999 and $1,600 in fiscal 1998 in employer discretionary contributions to the 401(k) Plan, $6,800 in fiscal 2000, $6,400 in fiscal 1999 and $6,400 in fiscal 1998 in employer contributions to the Money Purchase Plan, and $68,764 in fiscal 1999 and $41,366 in fiscal 1998 in reimbursement of self-employment taxes payable by Mr. Ferrari; and (d) for Mr. Wittenberg, $2,625 in fiscal 2000, $2,500 in fiscal 1999 and $3,559 in fiscal 1998 in matching contributions to the 401(k) Plan, $3,020 in fiscal 2000, $5,653 in fiscal 1999 and $1,600 in fiscal 1998 in employer discretionary contributions to the 401(k) Plan, $6,800 in fiscal 2000, $6,400 in fiscal 1999 and $6,400 in fiscal 1998 in employer contributions to the Money Purchase Plan, and $68,600 in fiscal 1999 and $41,366 in fiscal 1998 in reimbursement of self-employment taxes payable by Mr. Wittenberg.

Stock Option Grants in Fiscal 2000

   The following table sets forth information concerning all stock options granted during fiscal 2000 to the named executive officers:

                                                                          Potential
                                                                         Realizable
                                                                          Value at
                                                                       Assumed Annual
                                                                       Rates of Stock
                                                                            Price
                         Number of  Percentage of                       Appreciation
                           Shares   Total Options                        for Option
                         Underlying  Granted to   Exercise                 Term(3)
                          Options   Employees in    Price   Expiration ---------------
          Name           Granted(1)  Fiscal Year  ($/Share)  Date(2)    5%($)  10%($)
          ----           ---------- ------------- --------- ---------- ------- -------
Robert G. Matheny.......   15,650       11.07       27.00    02/03/10  265,739 673,436
Anthony J. Cavanna......   15,095       10.68       27.00    02/03/10  256,315 649,554
Andrew U. Ferrari.......   14,535       10.28       27.00    02/03/10  246,807 625,456
Roger A. Wittenberg.....   14,535       10.28       27.00    02/03/10  246,807 625,456

--------
(1) All options granted to the named executive officers were granted under the Stock Incentive Plan and are exercisable for shares of common stock. Each such option will vest with respect to one-fourth of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant. Non-qualified stock options may be transferable in specified circumstances for the benefit of the optionee's family members.

(2) The term of each option may not exceed ten years.

(3) The potential realizable value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of the option, assuming that the shares appreciate in value from the option grant date compounded annually until the end of the option term at the rate specified, 5% or 10%, and that the option is exercised and sold on the last day of the option term for the appreciated share price. Potential realizable value is net of the option exercise price. The assumed rates of appreciation are specified in the rules and regulations of the SEC and do not represent Trex Company's estimate or projection of future prices of the shares. There is no assurance provided to any named executive officer or any other holder of common stock that the actual stock price appreciation over the term of the applicable options will be at the assumed 5% and 10% levels or at any other defined level.

Stock Option Exercises in Fiscal 2000

   None of the named executive officers exercised stock options in fiscal 2000. The following table sets forth information concerning unexercised stock options held at the end of fiscal 2000 by the named executive officers:

                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                                                     Options at Fiscal      In-the-Money Options at
                           Shares                       Year-End(#)          Fiscal Year-End($)(1)
                         Acquired on    Value    ------------------------- -------------------------
          Name           Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Robert G. Matheny.......     --          --          --         15,650         --           --
Anthony J. Cavanna......     --          --          --         15,095         --           --
Andrew U. Ferrari.......     --          --          --         14,535         --           --
Roger A. Wittenberg.....     --          --          --         14,535         --           --

--------
(1) Represents the difference between the exercise price and the closing price of the common stock on the New York Stock Exchange on December 29, 2000, the last trading day in fiscal 2000.

              Report of the Compensation and Governance Committee

   The compensation and governance committee of the Trex Company, Inc. board of directors, which is composed exclusively of non-employee directors, offers this report regarding its executive compensation policy and compensation program in effect for fiscal 2000 for Trex Company's chief executive officer, who is the President, and Trex Company's other executive officers. This report, as well as the performance graph on page 12, are not soliciting materials, are not deemed filed with the SEC and are not incorporated by reference in any filing of Trex Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

   Compensation Policy. The overall goal of the committee is to develop compensation policies and practices which support the attainment of Trex Company's strategic business objectives. The committee uses the services of independent executive compensation consultants in developing and evaluating compensation plans to achieve these objectives.

   The committee compares executive compensation levels for the chief executive officer and Trex Company's other executive officers to the compensation of executives employed by companies considered to be in Trex Company's peer group. The committee also compares Trex Company's short-term and long-term results to the performance of comparable companies.

   Trex Company's executive compensation program includes a base salary, annual cash bonuses and long-term incentive compensation in the form of stock option awards. Overall, these programs are intended to link executive compensation to Trex Company's performance. The committee believes that a substantial portion of cash compensation should be tied to performance-based objectives. To encourage equity ownership by Trex Company's executives and to link executive compensation with increases in stockholder value, the committee's policy is to provide that a significant portion of total executive compensation will be in the form of periodic stock option awards.

   Base Salary. Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the executive, and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at public companies in Trex Company's peer group. Base salaries for executive officers are reviewed annually by the committee based upon, among other things, individual performance and responsibilities.

   Annual Cash Bonuses. Trex Company pays annual cash bonuses to its executive officers based upon the achievement of a net income objective. This objective is established at a level which is intended to assure that, if achieved, the level will represent a significant improvement in stockholder value. Executive officers have the opportunity to earn cash bonuses equal to a varying percentage of their base salary, depending upon the attainment of this objective.

   Although Trex Company did not achieve its net income objective for fiscal 2000, net income for fiscal 2000 exceeded net income for fiscal 1999 by approximately 50%. Applying the bonus formula specified for fiscal 2000, the committee approved an annual bonus for the chief executive officer equal to 83% of his target annual bonus and annual bonuses for the other executive officers also equal to 83% of their respective target annual bonuses. All target annual bonuses for a fiscal year are measured as a percentage of the executive's base salary for that fiscal year.

   Long-Term Incentives. Based in part upon Trex Company's fiscal 2000 performance, the committee in fiscal 2001 approved the grant of stock options under the Trex Company, Inc. 1999 Stock Option and Incentive Plan for 9,982 shares of common stock to the chief executive officer and for a total of 38,146 shares of common stock to the executive officers in the aggregate, including the chief executive officer.

   In determining the amount of stock option awards under the 1999 Stock Option and Incentive Plan, the committee considers each executive's current performance and anticipated future contributions to Trex Company's performance, as well as the amount and terms of the options previously granted to the executive by Trex Company. The grant of stock options to the chief executive officer and the other executive officers in fiscal 2001 was based on the committee's assessment of both the past contributions of the executive officers and their anticipated role in increasing stockholder value.

   All stock options granted to executive officers in fiscal 2001 were non-qualified stock options with an exercise price that was equal to the fair market value of Trex Company's common stock on the date of grant. The options increase in value only to the extent of appreciation in the common stock, thereby providing a clear link to enhancement of stockholder value. To emphasize the long-term incentive provided by these stock options, the options vest in equal increments over a four-year period.

   Potential Effect of Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code of 1986 generally sets a limit of $1 million on the amount of compensation paid to executive employees (other than enumerated categories of compensation, including performance-based compensation) that may be deducted by a publicly traded company. The committee's policy is to seek to qualify executive compensation for deductibility to the extent that such a policy is consistent with Trex Company's overall objectives and executive compensation policy. Compensation attributable to stock options granted under the 1999 Stock Option and Incentive Plan currently is excluded from the $1 million limit as "qualified performance-based compensation" contained in applicable Treasury regulations. The committee believes that no compensation for fiscal 2000 is at risk of not being fully deductible.

                                          Respectfully submitted,

                                          THE COMPENSATION AND GOVERNANCE
                                           COMMITTEE

                                          William F. Andrews
                                          William H. Martin, III
                                          Patricia B. Robinson

Compensation and Governance Committee Interlocks and Insider Participation

   The compensation and governance committee of the board of directors during fiscal 2000 was composed of William F. Andrews, who is the Chairman, William H. Martin, III and Patricia B. Robinson. No member of the compensation and governance committee was an officer or employee of Trex Company or its subsidiary during fiscal 2000. There are no interlock relationships as defined in the applicable SEC rules.

Stockholder Return Performance Graph

   The following graph and table show the cumulative total stockholder return on Trex Company's common stock compared to the Russell 2000 Index and a self-constructed peer group index for the periods between April 8, 1999, the date the common stock began trading on the New York Stock Exchange, and December 29, 2000, the last trading day in fiscal 2000. The peer group index is composed of the following public companies: U.S. Plastic Lumber Corp. and Advanced Environmental Recycling Technologies, Inc., each of which markets non-wood decking alternative products, and Masco Corporation, Elcor Corporation, Restoration Hardware, Inc., American Woodmark Corporation and Ethan Allen Interiors Inc., each of which emphasizes product branding and engages in manufacturing and distribution of products to the building and consumer products industries. The total stockholder return on each company included in the peer group index has been weighted according to such company's estimated capitalization as of April 8, 1999. The graph assumes $100 was invested on April 8, 1999 in (1) common stock, (2) the peer group index and (3) the Russell 2000 Index, and assumes reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
          AMONG TREX COMPANY, INC., RUSSELL 2000 INDEX AND PEER INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

                             TREX COMPANY,   RUSSELL 2000
Measurement Period           INC.            INDEX          PEER INDEX
-------------------          -------------   ------------   ----------
Measurement Pt-04/08/99      $100            $100           $100
04/08/1989                   $267.50         $128.26        $ 97.88
12/31/1999                   $251.88         $124.63        $ 99.17
12/31/2000

                         APPROVAL OF TREX COMPANY, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

                                  (Proposal 2)

   The stockholders of Trex Company are asked to consider and vote upon a proposal to adopt the Trex Company, Inc. 1999 Stock Option and Incentive Plan (the "Stock Incentive Plan"). Stockholder approval of the Stock Incentive Plan will permit awards under the Stock Incentive Plan to qualify under the exception to Section 162(m) of the Internal Revenue Code of 1986 for "qualified performance-based compensation." The Stock Incentive Plan was originally approved by the board of directors on March 12, 1999 and by the stockholders on April 7, 1999.

   A copy of the Stock Incentive Plan is included as Appendix B to this proxy statement. The following summary of the material provisions of the Stock Incentive Plan below is qualified in its entirety by the complete text of the Stock Incentive Plan.

Section 162(m) of Internal Revenue Code

   The Stock Incentive Plan contains provisions required for awards under the plan to qualify under the exception to Section 162(m) of the Internal Revenue Code for "qualified performance-based compensation" if the requirements of the exception are otherwise satisfied. Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. However, there is no limitation under the Internal Revenue Code on the deductibility of "qualified performance-based compensation." To satisfy this definition, (1) the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals, (2) the performance goal under which compensation is paid must be established by a compensation committee composed solely of two or more directors who qualify as "outside directors" for purposes of the exception, (3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation in a separate vote before payment is made, and (4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were satisfied.

   In the case of compensation attributable to stock options, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if (1) the grant or award is made by the compensation committee,
(2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted to an employee during a specified period, and (3) under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant. Under the Internal Revenue Code, a director is an "outside director" if the director is not a current employee of the corporation, is not a former employee who receives compensation for prior services (other than under a qualified retirement plan), has not been an officer of the corporation, and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a 5% ownership interest), remuneration from the corporation in any capacity other than as a director.

   In the case of compensation attributable to other types of awards under the Stock Incentive Plan, the performance goal requirement is deemed satisfied if vesting of such awards is subject to achievement of performance objectives based on objective business criteria. The business criteria specified in the Stock Incentive Plan include one or more of the following: absolute or relative earnings per share, total stockholder return, operating earnings, growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow, sales growth (in general, by type of product and by type of customer), retained earnings, completion of acquisitions, completion of divestitures and asset sales, cost or expense reductions, introduction or conversion of product brands and achievement of specified management information systems objectives. The board of directors or the committee thereof administering the Stock Incentive Plan is authorized to determine the specific performance goals that will apply and the manner in which such goals are calculated. The board of directors or such committee may grant awards with vesting based upon criteria other than those specified above, but such awards would not qualify for the exclusion from the $1 million limitation of deductible compensation under Section 162(m).

Summary of Material Provisions of the Stock Incentive Plan

   Purpose and Eligibility. The purpose of the Stock Incentive Plan is to enhance Trex Company's ability to attract and retain highly qualified officers, key employees, outside directors and other persons to serve Trex Company and its affiliates and to expend maximum effort to improve the business results and earnings of Trex Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of Trex Company. To achieve these purposes, the Stock Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units, unrestricted stock and stock appreciation rights, which are referred to collectively as "awards."

   Awards may be granted under the Stock Incentive Plan to officers, directors (including non-employee directors) and other employees of Trex Company or any subsidiary thereof, to any adviser, consultant or other provider of services to Trex Company (and any employee thereof), and to any other individuals who are approved by the board of directors as eligible to participate in the Stock Incentive Plan. Only employees of Trex Company or any subsidiary thereof are eligible to receive incentive stock options (as defined below).

   Effective Date and Term. The Stock Incentive Plan became effective on April 7, 1999. The Stock Incentive Plan has no termination date, but no incentive stock option may be granted under the plan on or after April 7, 2009.

   Administration, Amendment and Termination. The Stock Incentive Plan is administered by the compensation and governance committee of the board of directors. The compensation and governance committee has the authority to interpret the Stock Incentive Plan, determine the terms and conditions of awards and make all other determinations necessary or advisable for the administration of the Stock Incentive Plan. It is intended that the members of the compensation and governance committee will be "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

   The board of directors may amend, suspend or terminate the Stock Incentive Plan at any time. No such action may amend the Stock Incentive Plan without the approval of Trex Company's stockholders if, as amended, the Stock Incentive Plan would not comply with Sections 162(m) and 422 of the Internal Revenue Code. Without the consent of the participant or except as otherwise provided in the Stock Incentive Plan or in any agreement evidencing the grant of an award, no amendment, suspension or termination of the Stock Incentive Plan may alter or impair any right or obligation under any outstanding award. No award may be granted after the date of termination of the Stock Incentive Plan.

   Awards. Awards under the Stock Incentive Plan may be made in the form of (1) stock options (each, an "option"), which may be either incentive stock options or non-qualified stock options, (2) restricted stock, (3) restricted stock units, (4) unrestricted stock, (5) stock appreciation rights or (6) any combination of the foregoing. An "incentive stock option" is an option which meets the requirements of Section 422 of the Internal Revenue Code and a "non-qualified stock option" is an option which does not meet such requirements. "Restricted stock" is an award of common stock on which are imposed restricted periods and restrictions which subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Internal Revenue Code. "Restricted stock units" are awards which represent a conditional right to receive shares of common stock in the future and which are subject to the same types of restrictions and risk of forfeiture as restricted stock. "Unrestricted stock" is an award of common stock that is free of restrictions other than those imposed pursuant to federal or state securities laws. A "stock appreciation right," or "SAR," is a right to receive, in the form of common stock, cash or a combination thereof, the spread or difference between the fair market value of common stock subject to an option and the option exercise price.

   Shares Subject to the Stock Incentive Plan. Subject to adjustment as described below, the total number of shares of common stock available for issuance under the Stock Incentive Plan is 1,400,000 shares. As of December 31, 2000, there were outstanding options to purchase 223,031 shares of common stock.

   A maximum of 1,400,000 shares may be issued pursuant to incentive stock options. The maximum number of shares that may be issued in connection with awards of restricted stock, restricted stock units and SARs is 250,000 shares. The maximum number of shares that may be subject to awards granted to any one participant is 500,000 shares in the case of option awards, 250,000 shares in the case of awards of unrestricted stock, restricted stock and restricted stock units, and 250,000 shares in the case of SAR awards. The foregoing share limitations are subject to adjustment as described below.

   Terms and Conditions of Options. An option granted under the Stock Incentive Plan is exercisable only to the extent that it is vested on the date of exercise, and no option may be exercisable more than ten years from the option grant date, or five years in the case of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of stock of Trex Company or any subsidiary thereof (a "ten percent stockholder").

   The exercise price per share (the "option price") under each option granted under the Stock Incentive Plan may not be less than 100% (110% in the case of an incentive stock option granted to a ten percent stockholder) of the fair market value of the common stock on the option grant date. The common stock currently is listed on the New York Stock Exchange. For so long as the common stock remains listed on the NYSE, the fair market value of the common stock will be the closing price of the common stock as reported on the NYSE on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price as reported on the NYSE for the last preceding date on which sales of the common stock were reported. In the event that the shares of common stock are listed on more than one established stock exchange, the fair market value will be the closing price of a share of common stock reported on the exchange that trades the largest volume of shares on the option grant date. If the common stock is not at the time listed or admitted to trading on a stock exchange, fair market value will be the mean between the lowest reported bid price and highest reported asked price of the common stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the board of directors and regularly reporting the market price of common stock in such market. If the common stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, fair market value will be as determined in good faith by the board of directors.

   Payment of the option price for shares purchased pursuant to the exercise of an option may be made (1) in cash or in cash equivalents acceptable to Trex Company, (2) to the extent permitted by law and at the discretion of the compensation and governance committee, through the tender to Trex Company of shares of common stock (which shares, if acquired from Trex Company, must have been held for at least six months and will be valued at their fair market value on the date of exercise), or (3) to the extent permitted by law and at the discretion of the compensation and governance committee, by a combination of the foregoing methods. The compensation and governance committee may provide that payment in full of the option price need not accompany the notice of exercise if the notice is accompanied by delivery of an unconditional and irrevocable undertaking by a licensed broker acceptable to Trex Company as the agent for optionee to deliver promptly to Trex Company sufficient funds to pay the option price and the amount, if any, of federal or other taxes which Trex Company may be required to withhold with respect to exercise of the option.

   In the case of incentive stock options, the aggregate fair market value of the common stock (determined on the option grant date) with respect to which such options are exercisable for the first time during any calendar year may not exceed $100,000.

   Each option will become vested and exercisable at such times and under such conditions as the compensation and governance committee may approve. The compensation and governance committee may accelerate the vesting of any option in its discretion.

   Incentive stock options are non-transferable during the optionee's lifetime, but non-qualified stock options may be transferred to the spouse, children, grandchildren, parents and siblings of the optionee, to the extent permitted by the compensation and governance committee.

   Unless otherwise provided by the compensation and governance committee, the following provisions of the Stock Incentive Plan will govern termination of options in the circumstances described below. Upon termination of a participant's employment or other relationship with Trex Company, other than by reason of death, permanent and total disability (within the meaning of Section 22(e)(3)of the Internal Revenue Code) or retirement, all unvested options held by such participant will terminate immediately and all vested options not exercised will terminate 90 days following the employment termination date. If a participant dies while employed or providing services to Trex Company, terminates his employment or other relationship with Trex Company by reason of permanent and total disability (as defined above) or retires, all options held by such participant which have not previously terminated will fully vest and will be exercisable for one year thereafter, in the case of death or disability, or for three years thereafter, in the case of retirement.

   Terms and Conditions of Restricted Stock and Restricted Stock Units. Subject to the provisions of the Stock Incentive Plan, the compensation and governance committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, the purchase price, if any, for the common stock subject to the award, and, with respect to restricted stock units, whether the participant will receive the dividends and other distributions paid with respect to the award as declared and paid to the holders of the common stock during the restricted period. Awards of restricted stock and restricted stock units may be subject to satisfaction of corporate or individual performance objectives. Such performance objectives may be stated either on an absolute or relative basis and may be based on one or more of the following business criteria: earnings per share, total stockholder return, operating earnings, growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow, sales growth (in general, by type of product and by type of customer), retained earnings, completion of acquisitions, completion of divestitures and asset sales, cost or expense reductions, introduction or conversion of product brands and achievement of specified management information systems objectives. The restrictions and the restricted period, which generally will be a minimum of three years, may differ with respect to each participant. An award will be subject to forfeiture if certain events specified by the compensation and governance committee occur prior to the lapse of the restrictions.

   Unless otherwise provided by the compensation and governance committee, the following provisions of the Stock Incentive Plan will govern termination of restricted stock and restricted stock unit awards in the circumstances described below. Any restricted stock or restricted stock units held by a participant that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited upon the termination of such participant's employment or other relationship with Trex Company other than by reason of the participant's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code). If a participant dies while employed or providing services to Trex Company or terminates his relationship with Trex Company by reason of permanent and total disability (as defined above), all restricted stock and restricted stock units held by such participant will fully vest.

   Awards of restricted stock and restricted stock units are nontransferable.

   Terms and Conditions of Unrestricted Stock. The compensation and governance committee may award unrestricted stock (or sell unrestricted stock at par value or such other higher purchase price determined by the compensation and governance committee) free of restrictions other than those required under federal or state securities laws. Awards of unrestricted stock may be made in respect of past services or other valid consideration, or in lieu of any cash compensation due to eligible persons.

   Terms and Conditions of Stock Appreciation Rights. SARs may be granted in conjunction with all or a part of any option granted under the Stock Incentive Plan. The compensation and governance committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which an SAR may be exercised in whole or in part, the time or times at which and the circumstances under which an SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, whether or not an SAR will be in tandem or in combination with any other grant, and any other terms and conditions of any SAR. Exercisability of SARs may be subject to achievement of one or more of the same performance objectives that apply to awards of restricted stock or restricted stock units, as described above. Upon exercise of an SAR, the participant will be entitled to the difference between the fair market value of one share of common stock and the option price of one share specified in the related option, multiplied by the number of shares of common stock in respect of which the SAR has been exercised.

   SARs issued in connection with incentive stock options are required to meet additional conditions.

   SARs are transferable only to the same extent as the related options.

   Dividend Equivalents. The compensation and governance committee is authorized to grant dividend equivalents to a participant in connection with an award under the Stock Incentive Plan. Dividend equivalents will entitle the participant to receive cash, common stock or other property equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of common stock. Dividend equivalents may be paid or distributed when accrued or will be deemed to have been reinvested in additional common stock, in awards under the Stock Incentive Plan or in other investment vehicles, and will be subject to such restrictions on transferability and risks of forfeiture as the compensation and governance committee may specify.

   Adjustment of Shares Subject to Stock Incentive Plan. In the event that any dividend or other distribution (whether in the form of cash, common stock or other property), recapitalization, stock split, stock combination or other change in Trex Company's corporate structure affects the common stock in such a manner that an adjustment is determined by the compensation and governance committee to be appropriate to prevent dilution or enlargement of the rights of participants, the compensation and governance committee may adjust, among other award terms, the number and kind of shares which may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award. In such circumstances, the compensation and governance committee also may make provision for the payment of cash or other property in respect of any outstanding award.

   Effect of Merger and Other Transactions. Upon the occurrence of certain transactions specified in the Stock Incentive Plan, except as described below,
(1) all outstanding options and SARs will become immediately exercisable for a period of 15 days immediately prior to consummation of the applicable transaction and (2) all outstanding awards of restricted stock and restricted stock units will be deemed to have vested, and all restrictions and conditions applicable to such awards will be deemed to have lapsed, immediately prior to the scheduled consummation of the applicable transaction. The foregoing effects will result upon the dissolution or liquidation of Trex Company, upon a merger, consolidation or reorganization of Trex Company with one or more other entities in which Trex Company is not the surviving entity, upon a sale of substantially all of the assets of Trex Company to another entity, or upon any transaction (including a merger or reorganization in which Trex Company is the surviving entity) approved by the board of directors that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning 80% or more of the combined voting power of all classes of securities of Trex Company. The foregoing provisions of the Stock Incentive Plan will not apply to outstanding awards in respect of any transaction if (1) the awards are assumed in such transaction, or new awards made in substitution therefor, with appropriate adjustments to the exercise prices and other terms of such awards, or (2) the board of directors determines that the foregoing provisions will not apply to such transaction.

   The compensation and governance committee may provide in any agreement under the Stock Incentive Plan for accelerated vesting or exercisability of an award upon the occurrence of specified events, including a change of control of Trex Company (as defined in any such agreement).

   Resales of Shares by Participants. Shares of common stock issued pursuant to the Stock Incentive Plan will be eligible for sale by the participants in the public market without restriction under the Securities Act of

1933, except that any shares purchased by an "affiliate" of Trex Company (as that term is defined in Rule 144 under the Securities Act) will be subject to the resale limitations of Rule 144.

   A participant that is an affiliate of Trex Company may sell in the public market the shares issued to such participant only in accordance with the limitations and conditions of Rule 144 other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of common stock and (2) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to certain provisions relating to the manner and notice of sale and the availability of current public information about Trex Company.

   Federal Income Tax Consequences of Incentive Stock Options. Under current law, an option holder will not realize taxable income upon the grant of an incentive stock option under the Stock Incentive Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. However, an option holder's alternative minimum taxable income will be increased by the amount that the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder's death or disability, if an option is exercised more than three months after the option holder's termination of employment, the option ceases to be treated as an incentive stock option and is subject to taxation under the rules applicable to non-incentive stock options.

   If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition depend upon whether the disposition is qualifying or disqualifying. The disposition of the option shares is qualifying if it is made at least two years after the date the incentive stock option was granted and at least one year after the date the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. Any such capital gain will be taxed at a maximum rate of 20%. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date the option was exercised over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

   Unless an option holder engages in a disqualifying disposition, Trex Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, Trex Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

   If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the option holder acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that had expired with respect to the transferred shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be treated for tax purposes as if the option holder had paid the exercise price for the incentive stock option in cash.

   Federal Income Tax Consequences of Non-Incentive Stock Options. Under current law, an option holder will not realize taxable income upon the grant of a non-incentive stock option. However, when an option holder exercises the option, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will be compensation income taxable to the option holder. Trex Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if Trex Company complies with applicable reporting requirements and
Section 162(m) of the Internal Revenue Code.

   An option holder who has transferred a non-incentive stock option to a family member by gift will realize taxable income at the time the option is exercised by the family member. The option holder will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested non-incentive stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be eligible for inclusion in the option holder's estate for estate tax purposes.

   If an option holder tenders shares in payment of part or all of the exercise price of a non-incentive stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option, and the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the transferred shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

   Restricted Stock and Restricted Stock Units. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the common stock is subject to restrictions (that is, such restricted stock is nontransferable and subject to a substantial risk of forfeiture). If a grantee is subject to Section 16(b) of the Securities Exchange Act (by reason of such grantee's status as a director, officer or greater than 10% stockholder of Trex Company) on the date of the award, the shares generally will be deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. Trex Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

   A distribution of common stock in payment of a restricted stock unit award will be taxable as ordinary income when actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received. Trex Company is entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient.

   Unrestricted Stock. A holder of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares.

   Upon the holder's disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

   Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant or a deduction to Trex Company. Upon exercise of an SAR, the participant will recognize ordinary income, and Trex Company will have a corresponding deduction in an amount equal to the cash or the fair market value of the common stock received by the participant. If a participant allows an SAR to expire, other than as a result of exercise of the related option, the Internal Revenue Service may contend that the participant will have taxable income in the year of expiration equal to the amount of cash or the fair market value of the common stock which the participant would have received if such participant had exercised the SAR immediately before it expired. Trex Company would be entitled to a deduction equal to the amount of any compensation income taxable to the participant.

   Tax Withholding. Payment of the taxes imposed on non-qualified stock options, restricted stock, restricted stock units, unrestricted stock and SARs may be made by withholding from payments otherwise due and owing to the holder.

Approval of Proposal 2

   Approval of the Stock Incentive Plan to permit awards under the plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will require the affirmative vote of holders of a majority of the shares of common stock present and entitled to vote on such matter at the annual meeting.

   The board of directors unanimously recommends that the stockholders of Trex Company vote FOR approval of the Trex Company, Inc. 1999 Stock Option and Incentive Plan.

                 APPROVAL OF THE MATERIAL TERMS FOR PAYMENT OF
                    ANNUAL EXECUTIVE INCENTIVE COMPENSATION

                                  (Proposal 3)

   The stockholders of Trex Company are asked to consider and vote upon a proposal to approve the material terms for the payment of annual incentive compensation to Trex Company's most highly compensated executive officers under Trex Company's annual incentive plan. If the stockholders approve this proposal, the compensation paid pursuant to such material terms will be fully deductible by Trex Company under Section 162(m) of the Internal Revenue Code.

   Section 162(m) of the Internal Revenue Code generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and four other most highly compensated officers, as determined in accordance with the applicable rules under the Securities Exchange Act. However, under the Internal Revenue Code there is no limitation on the deductibility of "qualified performance-based compensation." Qualified performance-based compensation by Trex Company must be paid solely on account of the attainment of one or more objective performance goals established in writing by the compensation and governance committee while the attainment of such goals is substantially uncertain. Performance goals may be based on one or more business criteria that apply to an individual, a business unit or Trex Company as a whole, but need not be based on an increase or positive result under the business criteria selected. The compensation and governance committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if the performance goal is attained. Stockholders must approve the types of performance goals and the maximum amount that may be paid to covered executive officers or the formula used to calculate this amount.

   Any executive officer of Trex Company is eligible to be selected by the compensation and governance committee for participation in the annual incentive plan. Payment of an annual incentive to an executive officer under the plan will be contingent upon the attainment of one or more performance goals (which may be stated as alternative goals) established in writing by the compensation and governance committee for a covered executive officer for each performance period, which is generally Trex Company's taxable year. Performance goals will be based on one or more of the following business criteria, which may be stated either on an absolute or relative basis: earnings per share, total stockholder return, operating earnings, growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow, sales growth (in general, by type of product and by type of customer), retained earnings, completion of acquisitions, completion of divestitures and asset sales, cost or expense reductions, introduction or conversion of product brands and achievement of specified management information systems objectives.

   The maximum annual incentive award that may be granted to any covered executive officer based on attainment of the performance goals established by the compensation and governance committee is $2 million.

   It is the compensation and governance committee's policy to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with Trex Company's overall objectives in attracting, motivating and retaining its executives. The compensation and governance committee from time to time may approve payment of discretionary annual incentive compensation based on business criteria other than the pre-established performance goals. Any such discretionary compensation would not qualify for the exclusion from the $1 million limitation of deductible compensation under Section 162(m).

   The annual incentive compensation that would have been payable in the last fiscal year or that would be payable in the future based on the performance goals described above cannot be determined, because the payment of such compensation would be contingent upon attainment of the pre-established performance goals, the maximum amount of such compensation would depend on Trex Company's performance for the applicable performance period, and the actual annual incentive compensation to a covered executive officer may reflect exercise of the compensation and governance committee's discretion to reduce the annual incentive compensation otherwise payable upon attainment of the performance goal.

Approval of Proposal 3

   Approval of this proposal will require the affirmative vote of holders of a majority of the shares of common stock present and entitled to vote on such matter at the annual meeting.

   The board of directors unanimously recommends that the stockholders of Trex Company vote FOR approval of the foregoing material terms for payment of annual executive incentive compensation.

                            INDEPENDENT ACCOUNTANTS

   Ernst & Young LLP has acted as Trex Company's independent accountants for Trex Company's 2000 fiscal year. Representatives of Ernst & Young are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

   The following sets forth the aggregate fees billed to Trex Company for the fiscal year ended December 31, 2000 by Ernst & Young:

        Audit fees.................................... $ 95,100
        Financial information systems design
         and implementation fees......................        0
        All other fees................................  193,200
                                                       --------
                                                       $288,300
                                                       ========

The amounts shown above include out-of-pocket expenses incurred by Ernst & Young in connection with the provision of such services. The amount shown for "All other fees" principally includes fees relating to tax consultation and compliance, benefit plan audits, accounting consultations and general business advice. The audit committee of the board of directors considered whether Ernst & Young's provision of non-audit services is compatible with maintaining Ernst & Young's independence.

                         Report of the Audit Committee

   The audit committee reviews Trex Company's financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in Trex Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000 with Trex Company's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

   The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the committee has discussed with the independent auditors the auditor's independence from Trex Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

   In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board of directors has approved, the inclusion of the audited financial statements in Trex Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          THE AUDIT COMMITTEE

                                          William F. Andrews
                                          William H. Martin, III
                                          Patricia B. Robinson

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Trex Company's directors and executive officers and persons who own more than 10% of a registered class of Trex Company's equity securities to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Trex Company. Such reporting persons are required by rules of the SEC to furnish Trex Company with copies of all Section 16(a) reports they file. Except as described in the following sentence, based solely upon a review of Section 16(a) reports furnished to Trex Company for fiscal 2000 or written representations that no other reports were required, Trex Company believes that the foregoing reporting persons complied with all filing requirements for fiscal 2000. Robert G. Matheny filed one late report with respect to two transactions by family members.

              STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2002

   Under SEC rules, in order for stockholder proposals to be presented at Trex Company's annual meeting of stockholders in 2002, such proposals must be received by the Secretary of Trex Company's at Trex Company's principal office in Winchester, Virginia, no later than December 1, 2001. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC.

   In addition, Trex Company's bylaws require that notice of proposals by stockholders to be brought before any annual meeting generally must be delivered to Trex Company no earlier than 120 days and no later than 90 days before the first anniversary of the preceding year's annual meeting. The notice under the bylaws must include the following information: (1) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend Trex Company's bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (2) as to the stockholder giving the notice and the beneficial owner, if any, of common stock on whose behalf the proposal is made,
(a) the name and address of record of such stockholder and the name and address of such beneficial owner, (b) the class and number of shares of Trex Company's capital stock which are owned beneficially and of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of Trex Company's capital stock entitled to vote at such meeting and intends to appear, in person or by proxy, at the meeting to propose such business and (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (A) deliver a proxy statement or form of proxy to holders of at least the percentage of Trex Company's outstanding capital stock required to adopt the proposal or (B) otherwise solicit proxies from stockholders in support of such proposal.

                                 OTHER MATTERS

   The board of directors does not intend to present to the meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

                                          By Order of the Board of Directors,

                                          /s/ Lynn E. MacDonald

                                          Lynn E. MacDonald
Dated: April 6, 2001                      Secretary

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                             OF TREX COMPANY, INC.

Overview

   One committee of the board of directors will be known as the audit committee. The audit committee will be composed of not fewer than three members of the board of directors who meet the applicable independence and other requirements of the New York Stock Exchange.

   The members of the audit committee will be appointed by the full board of directors.

   The primary function of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities by reviewing (1) the financial information that will be provided to the stockholders and others, (2) the systems of internal controls that management and the board of directors have established and (3) all audit processes.

   The audit committee's function is one of oversight and recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditor is responsible for auditing those financial statements. In carrying out its oversight responsibilities, the audit committee will not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the work of the independent auditor. It is also not the audit committee's duty to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's code of conduct.

A. General Responsibilities

  1. The audit committee provides open avenues of communication among the Chief Financial Officer, the independent auditor and the board of directors.

  2. The audit committee will report committee actions to the full board of directors and may make appropriate recommendations.

  3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The audit committee is authorized to retain independent counsel, accountants or other experts it needs to assist it in any investigation or otherwise to assist it in fulfilling its responsibilities.

  4. The audit committee will meet at least two times each year and more frequently if circumstances make additional meetings advisable. The audit committee chairman has the power to call a committee meeting whenever the chairman believes there is a need for such a meeting. The audit committee may ask members of management or others to attend any meeting and is authorized to receive all pertinent information from management.

B. Responsibilities Relating to the Independent Auditor

  1. The audit committee will select (or nominate for stockholder approval) the independent auditor and evaluate the performance of the independent auditor. The committee's selection is subject to approval by the full board of directors. Subject to any action that may be taken by the full board of directors, the committee will also review and approve any dismissal of the independent auditor. The independent auditor is ultimately accountable to the board of directors and the audit committee. The audit committee will approve the fees to be paid to the independent auditor.

  2. The audit committee will consider matters relating to the independence of the independent auditor. The audit committee will ensure that the independent auditor submits, on a periodic basis, to the audit committee formal written statements delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, will discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor's independence and will recommend that the board of directors take appropriate action in response to the independent auditor's statements to satisfy itself of the independent auditor's independence.

  3. The audit committee will consider, in consultation with the independent auditor, the audit scope and procedural plans made by the independent auditor.

  4. The audit committee will consider the views of management and the independent auditor concerning whether there might be a need to engage additional independent auditors. The audit committee will decide whether to engage an additional independent auditing firm and, if so, which one.

  5. The audit committee will seek to ensure that the Chief Financial Officer or others acting in such capacity coordinate as necessary with the independent auditor in connection with the external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

C. Responsibilities for Reviewing Internal Audits, the Annual External Audit and Quarterly and Annual Financial Statements

  1. The independent auditor will be available to the audit committee and the board of directors at least annually and more frequently as required and will provide the audit committee with a timely analysis of significant financial reporting issues.

  2. The audit committee will ask management, the Chief Financial Officer and the independent auditor about significant risks and exposures and will assess management's steps to minimize them.

  3. The audit committee will review the following matters with the independent auditor:

    (a) computerized information systems control and security; and

    (b) any significant findings and recommendations made by the independent auditor, together with management's responses to them.

  4. Promptly after the annual audit is completed, the audit committee will review the following with management and the independent auditor:

    (a) the Company's annual financial statements and related footnotes;

    (b) the independent auditor's audit of a report on the financial statements;

    (c) the independent auditor's qualitative judgment about the appropriateness of accounting principles and financial disclosures;

    (d) any serious difficulties or disputes with management encountered during the course of the audit;

    (e) the matters required to be discussed by Statement on Auditing Standards No. 61; and

    (f) any other matters relating to the audit procedures or findings that the auditors are required to discuss with the committee.

  5. The audit committee will consider and review with management the following:

    (a) any significant findings during the year and management's response to them;

    (b) any changes to the planned scope of the external audit plan that the audit committee thinks advisable.

  6. The audit committee will review the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K before those reports are filed with the Securities and Exchange Commission and will consider whether the information in the reports is generally consistent with information in the Company's financial statements.

  7. The audit committee will review the Company's interim financial results with management, the independent auditor and others before those interim results are released to the public or filed with the Securities and Exchange Commission.

  8. The audit committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

D.Periodic Responsibilities

  1. The audit committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the board of directors for approval.

  2. The audit committee will meet with the independent auditor, others and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

                                                               February 22, 2001

                                                                      APPENDIX B



                               TREX COMPANY, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 1. PURPOSE...............................................................  B-1

 2. DEFINITIONS...........................................................  B-1

 3. ADMINISTRATION OF THE PLAN............................................  B-3
    3.1. Board............................................................  B-3
    3.2. Committee........................................................  B-3
    3.3. Grants...........................................................  B-3
    3.4. No Liability.....................................................  B-4
    3.5. Applicability of Rule 16b-3......................................  B-4

 4. STOCK SUBJECT TO THE PLAN.............................................  B-4
    4.1. Aggregate Limitation.............................................  B-4
    4.2. Other Plan Limits................................................  B-4
    4.3. Payment Shares...................................................  B-5
    4.4. Application of Aggregate Limitation..............................  B-5
    4.5. Per-Grantee Limitation...........................................  B-5

 5. EFFECTIVE DATE AND TERM OF THE PLAN...................................  B-5
    5.1. Effective Date...................................................  B-5
    5.2. Term.............................................................  B-6

 6. PERMISSIBLE GRANTEES..................................................  B-6
    6.1. Employees and Service Providers..................................  B-6
    6.2. Multiple Grants..................................................  B-6

 7. LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS......................  B-6

 8. AWARD AGREEMENT.......................................................  B-6

 9. OPTION PRICE..........................................................  B-6

10. VESTING, TERM AND EXERCISE OF OPTIONS.................................  B-7
   10.1. Vesting and Option Period........................................  B-7
   10.2. Term.............................................................  B-7
   10.3. Acceleration.....................................................  B-7
   10.4. Termination of Employment or Other Relationship for a Reason
          Other than Death or Disability..................................  B-7
   10.5. Rights in the Event of Death.....................................  B-7
   10.6. Rights in the Event of Disability................................  B-8
   10.7. Rights in the Event of Retirement................................  B-8
   10.8. Limitations on Exercise of Option................................  B-8
   10.9. Method of Exercise...............................................  B-8
   10.10. Rights as a Stockholder; Dividend Equivalents...................  B-9
   10.11. Delivery of Stock Certificates..................................  B-9

11. TRANSFERABILITY OF OPTIONS............................................  B-9
   11.1. General Rule.....................................................  B-9
   11.2. Family Transfers.................................................  B-9

12. RESTRICTED STOCK......................................................  B-9
   12.1. Grant of Restricted Stock or Restricted Stock Units..............  B-9
   12.2. Restrictions..................................................... B-10
   12.3. Restricted Stock Certificates.................................... B-10

                                                                           Page
                                                                           ----
   12.4. Rights of Holders of Restricted Stock............................ B-10
   12.5. Rights of Holders of Restricted Stock Units...................... B-10
   12.6. Termination of Employment or Other Relationship for a Reason
          Other than Death or Disability.................................. B-11
   12.7. Rights in the Event of Death..................................... B-11
   12.8. Rights in the Event of Disability................................ B-11
   12.9. Delivery of Shares and Payment Therefor.......................... B-11

13. STOCK APPRECIATION RIGHTS............................................. B-11
   13.1. Grant of Stock Appreciation Rights............................... B-11
   13.2. Nature of a Stock Appreciation Right............................. B-12
   13.3. Terms and Conditions Governing SARs.............................. B-12

14. UNRESTRICTED STOCK.................................................... B-12

15. PARACHUTE LIMITATIONS................................................. B-12

16. REQUIREMENTS OF LAW................................................... B-12
   16.1. General.......................................................... B-12
   16.2. Rule 16b-3....................................................... B-13

17. AMENDMENT AND TERMINATION OF THE PLAN................................. B-13

18. EFFECT OF CHANGES IN CAPITALIZATION................................... B-13
   18.1. Changes in Stock................................................. B-13
   18.2. Reorganization, Sale of Assets or Sale of Stock.................. B-14
   18.3. Adjustments...................................................... B-14
   18.4. No Limitations on Company........................................ B-15

19. DISCLAIMER OF RIGHTS.................................................. B-15

20. NONEXCLUSIVITY OF THE PLAN............................................ B-15

21. WITHHOLDING TAXES..................................................... B-15

22. CAPTIONS.............................................................. B-16

23. OTHER PROVISIONS...................................................... B-16

24. NUMBER AND GENDER..................................................... B-16

25. SEVERABILITY.......................................................... B-16

26. POOLING............................................................... B-16

27. GOVERNING LAW......................................................... B-16

                               TREX COMPANY, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

   Trex Company, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 1999 Stock Option and Incentive Plan (the "Plan") as follows:

1. PURPOSE

   The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, unrestricted stock and stock appreciation rights in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and all Service Providers shall in all cases be non-qualified stock options.

2. DEFINITIONS

   For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. "Affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

2.2. "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement, stock appreciation right agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3. "Board" means the Board of Directors of the Company.

2.4. "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.5. "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

2.6. "Company" means Trex Company, Inc., a Delaware corporation and any entity which is treated as a "disregarded entity" pursuant to Section 7701 of the Code.

2.7. "Effective Date" means the date designated by the Board in its resolution adopting the Plan.

2.8. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.9. "Fair Market Value" means the closing price of a share of Stock reported on the New York Stock Exchange ("NYSE") on the date Fair Market Value is being determined, provided that if there should be no closing price reported on such date, the Fair Market Value of a share of Stock on such date shall be deemed equal to the closing price as reported by the NYSE for the last preceding date on which sales of shares were reported. Notwithstanding the foregoing, in the event that the shares of Stock are listed upon more than one established stock exchange, Fair Market Value means the closing price of a share of Stock reported on the exchange that trades the largest volume of shares on such date. If the Stock is not at the time listed or admitted to trading on a stock exchange, Fair Market Value means the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the market price of Stock in such market. If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, Fair Market Value shall be as determined in good faith by the Board.

2.10. "Grant" means an award of an Option, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or Stock Appreciation Right under the Plan.

2.11.  "Grant Date" means, as determined by the Board or authorized Committee,
      (i) the date as of which the Board or such Committee approves a Grant or
      (ii) such other date as may be specified by the Board or such Committee.

2.12. "Grantee" means a person who receives or holds an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Unrestricted Stock under the Plan.

2.13. "Immediate Family Members" means the spouse, children, grandchildren, parents and siblings of the Grantee.

2.14. "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code.

2.15. "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

2.16. "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

2.17. "Option Price" means the purchase price for each share of Stock subject to an Option.

2.18. "Outside Director" means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.19. "Plan" means this Trex Company, Inc. 1999 Stock Option and Incentive Plan, as amended from time to time.

2.20. "Reporting Person" means a person who is required to file reports under
      Section 16(a) of the Exchange Act.

2.21. "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

2.22. "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

2.23. "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to
      Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.24. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

2.25. "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or Affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

2.26. "Stock" means the common stock, par value $0.01 per share, of the Company.

2.27. "Stock Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to Section 13 hereof.

2.28. "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

2.29. "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

2.30. "Unrestricted Stock" means an award of Stock granted to a Grantee pursuant to Section 14 hereof.

3. ADMINISTRATION OF THE PLAN

 3.1. Board

   The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation, bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation, bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company; provided, however, that, unless otherwise provided by resolution of the Board, only the Board or the Committee may make a Grant to an executive officer of the Company and establish the number of shares of Stock that may be subject to Grants with respect to any fiscal period.

 3.2. Committee.

   The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 hereof and in other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation, bylaws and applicable law. In the event that the Plan, any Grant or any Award Agreement provides for any action to be taken or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate the authority delegated to it under the Plan to a member of the Board of Directors or an executive officer of the Company; provided, however, that, unless otherwise provided by the Board, only the Board or the Committee may make a Grant to a Reporting Person of the Company and establish the number of shares of Stock that may be subject to Grants during any fiscal period.

 3.3. Grants.

   Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the types of Grants to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant, including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof, including lapse relating to a change in control of the Company) relating to the vesting, exercise, transfer or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options, (v) to prescribe the form of each Award Agreement evidencing a Grant, (vi) to make Grants alone, in addition to, in tandem with, or in substitution or exchange for any other Grant or any other award granted under another plan of the Company or a Subsidiary, and (vii) to amend, modify or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company any Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the subsequent Grant is made.

   The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated "for cause" as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

 3.4. No Liability.

   No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

 3.5. Applicability of Rule 16b-3.

   Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4. STOCK SUBJECT TO THE PLAN

 4.1. Aggregate Limitation.

   Subject to adjustment as provided in Section 18 hereof, the aggregate number of shares of Stock available for issuance under the Plan pursuant to Options or other Grants shall be one million four hundred thousand (1,400,000) shares and shares may be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market. Any shares of Stock granted under the Plan which are forfeited to the Company because of the failure to meet an award contingency or condition shall again be available for issuance pursuant to new awards granted under the Plan. Any shares of Stock covered by an award (or portion of an award) granted under the Plan which is forfeited or canceled, expires or is settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. If any stock option is exercised by tendering shares of Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of a stock option under the Plan or any prior plan of the Company as hereinabove described, only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. Shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another entity shall not reduce the maximum number of shares available for issuance under the Plan.

 4.2. Other Plan Limits.

   Subject to adjustment as provided in Section 18 hereof, the following additional limitations are imposed under the Plan. The maximum number of shares of Stock that may be delivered through stock options intended to be Incentive Stock Options shall be one million four hundred thousand (1,400,000). Subject to adjustment as provided in Section 19 hereof, the maximum number of shares of Stock that may be issued in conjunction with awards granted pursuant to Section 12 and 14 hereof shall be two hundred fifty thousand (250,000); provided, however, that shares issued in satisfaction of other compensation obligations of the Company shall not count against this maximum number.

 4.3. Payment Shares.

   Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Board may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company, and such payment shares shall not count against the limitation on the maximum number of shares specified in Section 4.2.

 4.4. Application of Aggregate Limitation.

   The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares of Stock previously counted in connection with a Grant.

 4.5. Per-Grantee Limitation.

   During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

     (i) no person eligible for a Grant under Section 6 hereof may be awarded Options for purposes of the Plan exercisable for greater than five hundred thousand (500,000) shares of Stock (subject to adjustment as provided in Section 18 hereof);

     (ii) the maximum number of shares of Unrestricted Stock and Restricted Stock that may be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 12 and 14 hereof if such Grant is intended to qualify as performance-based under Code Section 162(m) is two hundred fifty thousand (250,000) for purposes of the Plan (subject to adjustment as provided in Section 18 hereof);

     (iii) the maximum number of shares of Stock that may be the subject of SARs awarded to any Grantee under Section 13 hereof is two hundred fifty thousand (250,000) for purposes of the Plan (subject to adjustment as provided in Section 18 hereof).

5. EFFECTIVE DATE AND TERM OF THE PLAN

 5.1. Effective Date.

   The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the stockholders of the Company, within one year before or after the date upon which the Plan was adopted by the Board. Such approval shall be by a majority of the votes cast on the proposal at a meeting of stockholders, provided that a quorum is present. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within the time period set forth above, any Grants made hereunder shall be null and void and of no effect.

 5.2. Term.

   The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after April 7, 2009.

6. PERMISSIBLE GRANTEES

 6.1. Employees and Service Providers.

   Subject to the provisions of Section 7 hereof, Grants may be made under the Plan to any employee of the Company or any Subsidiary, including any such employee who is an officer or director of the Company, to an Outside Director, to a Service Provider or employee of a Service Provider providing, or who has provided, services to the Company or any Subsidiary, and to any other individual whose participation in the Plan is determined by the Board to be in the best interests of the Company, as the Board shall determine and designate from time to time.

 6.2. Multiple Grants.

   An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7. LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS

   An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. AWARD AGREEMENT

   Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements issued from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9. OPTION PRICE

   The Option Price of each Option shall be no less than the Fair Market Value of a share of Stock on the date of grant and stated in the Award Agreement evidencing such Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the Company's outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10. VESTING, TERM AND EXERCISE OF OPTIONS

 10.1. Vesting and Option Period.

   Subject to Sections 10.2 and 18 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this
Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

 10.2. Term.

   Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and thereafter stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

 10.3. Acceleration.

   Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised.

 10.4. Termination of Employment or Other Relationship for a Reason Other than Death or Disability.

   Unless otherwise provided by the Board, upon the termination of a Grantee's employment or other relationship with the Company and its Subsidiaries other than by reason of death, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or retirement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of
Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider or an Outside Director. Whether a termination of a Grantee's employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, whose determination shall be final and conclusive.

 10.5. Rights in the Event of Death.

   Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death and prior to termination of the Option pursuant to Section 10.2 hereof, to exercise any Option held by such Grantee at the date of such Grantee's death.

 10.6. Rights in the Event of Disability.

   Unless otherwise provided by the Board, if a Grantee's employment or other relationship with the Company is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options that have not previously terminated shall fully vest, and shall be exercisable for a period of one year after such termination of employment or other relationship, subject to earlier termination of the Option as provided in Section 10.2 hereof. Whether a termination of employment or other relationship is considered to be by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive.

 10.7. Rights in the Event of Retirement.

   Unless otherwise provided by the Board, if a Grantee retires under the terms of any Company retirement plan applicable to the Grantee or as determined by the Board, the Grantee shall be considered retired and all Options granted to such Grantee that have not previously terminated shall fully vest on the date of retirement, and the Grantee shall have the right, at any time within three years after the date of such Grantee's retirement and prior to termination of the Option pursuant to Section 10.2 hereof, to exercise any Option held by such Grantee at the date of such Grantee's retirement.

 10.8. Limitations on Exercise of Option.

   Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 18 hereof which results in termination of the Option.

 10.9. Method of Exercise.

   An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares of Stock available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board's discretion, through the actual or constructive tender to the Company of shares of Stock, which shares of Stock, if acquired from the Company, shall have been held for at least six months prior to such tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board's discretion, by a combination of the methods described in clauses (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise, provided that the notice is accompanied by delivery of an unconditional and irrevocable undertaking by a licensed broker acceptable to the Company as the agent for the individual exercising the Option to deliver promptly to the Company sufficient funds to pay the Option Price and directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal or other taxes which the Company may in its judgment be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

 10.10. Rights as a Stockholder; Dividend Equivalents.

   Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance. However, the Board may, on such conditions as it deems appropriate, provide that a Grantee will receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Stock subject to the Grant if such shares of Stock had been outstanding. Without limitation, the Board may provide for payment to the Grantee of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Grantee.

 10.11. Delivery of Stock Certificates.

   Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a Stock certificate or certificates evidencing such Grantee's ownership of the shares of Stock subject to the Option.

11. TRANSFERABILITY OF OPTIONS

 11.1. General Rule

   Except as provided in Section 11.2 hereof, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2 hereof, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

 11.2. Family Transfers.

   To the extent permitted by the Board and under such rules and conditions as imposed by the Board, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member or (iii) a partnership or limited liability company in which Immediate Family Members are the only partners or members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options or transfers of an interest in a trust, partnership, or limited liability company to which an Option has been transferred are prohibited except those in accordance with this Section 11.2 or by will or the laws of descent and distribution. Following such transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that, for purposes of this Section 11.2, the term "Grantee" shall be deemed to refer to the transferee. The events of termination of employment or other relationship referred to in Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in Section 10.4, 10.5, 10.6 or 10.7 hereof.

12. RESTRICTED STOCK

 12.1. Grant of Restricted Stock or Restricted Stock Units.

   The Board from time to time may grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

 12.2. Restrictions.

   At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Unless otherwise determined by the Board, unless the Grant is being made in consideration of compensation due under another plan, or unless vesting is subject to performance, the Restricted Period will be a minimum of three years. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board by not later than the 90th day of the period of service to which such performance objectives relate and while the outcome is substantially uncertain. Performance objectives may be stated either on an absolute or relative basis and may be based on any of the following criteria: earnings per share, total stockholder return, operating earnings, growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow, sales growth (in general, by type of product and by type of customer), retained earnings, completion of acquisitions, completion of divestitures and asset sales, cost or expense reductions, introduction or conversion of product brands and achievement of specified management information systems objectives. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fifth sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

 12.3. Restricted Stock Certificates.

   The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, Stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends complying with the applicable securities laws and regulations and making appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

 12.4. Rights of Holders of Restricted Stock.

   Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Stock and the right to receive any dividends declared or paid with respect to such shares of Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

 12.5. Rights of Holders of Restricted Stock Units.

   Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the shares of Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share on the date that such dividend is paid.

 12.6. Termination of Employment or Other Relationship for a Reason Other than Death or Disability.

   Unless otherwise provided by the Board, upon the termination of a Grantee's employment or other relationship with the Company and its Subsidiaries, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including, but not limited to, any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director. Whether a termination of a Grantee's employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, whose determination shall be final and conclusive.

 12.7. Rights in the Event of Death.

   Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death unless the Board provided otherwise in the Award Agreement relating to such Restricted Stock or Restricted Stock Units. Upon such vesting, the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

 12.8. Rights in the Event of Disability.

   Unless otherwise provided by the Board, if a Grantee's employment or other relationship with the Company or a Service Provider, or service as a Service Provider, is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's then unvested Restricted Stock or Restricted Stock Units shall be fully vested. Whether a termination of employment, service or other relationship is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive.

 12.9. Delivery of Shares and Payment Therefor.

   Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or Restricted Stock Units, a certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

13. STOCK APPRECIATION RIGHTS

 13.1. Grant of Stock Appreciation Rights.

   The Board may from time to time grant SARs to persons eligible to receive grants under Section 6 hereof, subject to the provisions of this Section 13 and to such restrictions, conditions and other terms as the Board may determine.

 13.2. Nature of a Stock Appreciation Right.

   An SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR, as determined by the Board. Unless the Board provides otherwise in the Award Agreement, the grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the Grant Date.

 13.3. Terms and Conditions Governing SARs.

   The Board shall determine at the Grant Date or thereafter the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including exercise based on achievement of performance objectives or future service requirements), the time or times at which and the circumstances under which an SAR shall cease to be exercisable, the method of exercise, the method of settlement, form of consideration payable in settlement, whether or not an SAR shall be in tandem or in combination with any other Grant, and any other terms and conditions of any SAR.

14. UNRESTRICTED STOCK

   The Board may, in its sole discretion, grant Stock (or sell Stock at par value or such other higher purchase price determined by the Board) free of restrictions other than those required under federal or state securities laws ("Unrestricted Stock") to persons eligible to receive grants under Section 6 hereof. Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

15. PARACHUTE LIMITATIONS

   If the Grantee is a "disqualified individual" (as defined in Section 280G(c) of the Code), any Option, Restricted Stock, Restricted Stock Unit or SAR and any other right to receive any payment or benefit under the Plan shall not vest or become exercisable (i) to the extent that the right to vest or any other right to any payment or benefit, taking into account all other rights, payments or benefits to or for the Grantee, would cause any payment or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under any Award Agreements, the Plan, and all other rights, payments or benefits to or for the Grantee would be less than the maximum after-tax amount that could be received by the Grantee without causing the payment or benefit to be considered a Parachute Payment. In the event that, but for the provisions of this Section 15, the Grantee would be considered to have received a Parachute Payment under any Award Agreements that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate any rights, payments or benefits under any Award Agreements, the Plan, any other agreements and any benefit arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under any Award Agreements be deemed to be a Parachute Payment.

16. REQUIREMENTS OF LAW

 16.1. General.

   The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other person exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Grantee or any other person exercising a right emanating from such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any Restricted Stock or shares of Stock underlying Restricted Stock Units, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Grantee or any other person exercising a right emanating from such Grant may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any such determination by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or an SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or
SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

 16.2. Rule 16b-3.

   During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, such provision or action shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17. AMENDMENT AND TERMINATION OF THE PLAN

   The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made. Except as permitted under this Section 17 or Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

18. EFFECT OF CHANGES IN CAPITALIZATION

 18.1. Changes in Stock.

   Subject to Section 18.2 hereof, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, spin-off, split-up, share combination or other change in the corporate structure of the Company affecting the shares of Stock, (a) such adjustment may be made in the number and class of shares which may be delivered under Section 4 hereof and the Grant limits under Section 4 hereof, and in the number and class of or price of shares subject to outstanding Grants as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of existing rights; and (b) the Board or, if another legal entity assumes the obligations of the Company hereunder, the board of directors, compensation committee or similar body of such other legal entity shall either (i) make appropriate provision for the protection of outstanding Grants by the substitution on an equitable basis of appropriate equity interests or awards similar to the Grants, provided that the substitution neither enlarges nor diminishes the value and rights under the Grants, or (ii) upon written notice to the Grantees, provide that Grants shall be exercised distributed, canceled or exchanged for value pursuant to such terms and conditions

(including the waiver of any existing terms or conditions) as shall be specified in the notice. Any adjustment of an Incentive Stock Option under this
Section 18.1 shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. The conversion of any convertible securities of the Company shall not be treated as a change in the corporate structure of the Company affecting the shares of Stock. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the merger, reorganization or other transaction referred to in this
Section 18.1.

 18.2. Reorganization, Sale of Assets or Sale of Stock.

   Upon the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning eighty percent (80%) or more of the combined voting power of all classes of securities of the Company, (i) all outstanding Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such transaction, and (ii) all Options and SARs outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of such transaction. Any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the transaction and shall be effective only immediately before the consummation of the transaction.

   This Section 18.2 shall not apply to any transaction to the extent that (A) provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of the Options, SARs, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, SARs, Restricted Stock and Restricted Stock Units of new options, stock appreciation rights, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, SARs, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such transaction shall not trigger application of the provisions of this
Section 18.2 subject to Section 26 hereof and limited by any "change in control" provision in any employment agreement or Award Agreement applicable to the Grantee. Upon consummation of any such transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options and SARs theretofore granted, or for the substitution for such Options and SARs of new options and stock appreciation rights covering the shares of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options and SARs theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

 18.3. Adjustments.

   Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

 18.4. No Limitations on Company.

   The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

19. DISCLAIMER OF RIGHTS

   No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any affiliate thereof. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement or employment agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option or SAR except to the extent such shares of Stock shall have been issued upon the exercise of the Option or SAR.

20. NONEXCLUSIVITY OF THE PLAN

   Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Stock options otherwise than under the Plan.

21. WITHHOLDING TAXES

   The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the exercise of an Option or SAR or the grant of Unrestricted Stock. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or
(ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 21 may satisfy such Grantee's withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirement.

22. CAPTIONS

   The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

23. OTHER PROVISIONS

   Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

24. NUMBER AND GENDER

   With respect to words used in this Plan, the singular form shall include the plural form and, the masculine gender shall include the feminine gender, as the context requires.

25. SEVERABILITY

   If any provision of the Plan or any Award Agreement shall be finally determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

26. POOLING

   Notwithstanding anything in the Plan to the contrary, if any action described in the Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the action under the Plan, be eligible for such accounting treatment, the Board shall modify or adjust such action so that the transaction will be eligible for pooling of interests accounting, if the Company intends to use such accounting in the transaction. Such modification or adjustment may include payment of cash or issuance to a Grantee of shares of Stock of equivalent Fair Market Value.

27. GOVERNING LAW

   The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

                                    * * * *

   The Plan was duly adopted and approved by the Board of Directors of the Company as of the 12th day of March, 1999.

   The Plan was duly approved by the stockholders of the Company on the 7th day of April, 1999.

                           .FOLD AND DETACH HERE.

                              TREX COMPANY, INC.
                            20 SOUTH CAMERON STREET
                          WINCHESTER, VIRGINIA 22601

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS
                OF TREX COMPANY, INC. FOR THE ANNUAL MEETING ON
                           MAY 10, 2001 AT 9:00 A.M.

                              TREX COMPANY, INC.

      The undersigned appoints Robert G. Matheny and Anthony J. Cavanna, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 10, 2001, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postpone-ment thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERE-IN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

          TREX COMPANY, INC., P.O. BOX 1628, NEW YORK, NY 10277-1628

                 (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                           .FOLD AND DETACH HERE.

                (PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE
                      ENCLOSED POSTAGE PREPAID ENVELOPE)

                                                                Please mark
[X]                                                             your votes as
                                                                indicated in
                                                                this example

1.    Election of directors.

                        FOR all                 WITHHOLD
                    nominees listed            AUTHORITY
                       at right            for all nominees

                          [_]                     [_]

Nominees: William F. Andrews and Andrew U. Ferrari

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2.    Approval of the Trex Company, Inc. 1999 Stock Option and Incentive Plan.

             FOR                 AGAINST                  ABSTAIN

             [_]                   [_]                      [_]

3. Approval of the material terms for payment of annual executive incentive compensation to permit the compensation paid pursuant to such material terms to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

             FOR                 AGAINST                  ABSTAIN

             [_]                   [_]                      [_]

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjourn-ment or postponement thereof.

CHANGE OF ADDRESS AND OR COMMENTS MARK HERE

Signature ______________________ Signature _____________________ Date __________

The signature on this Proxy should correspond exactly with stockholder's name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

--------------------------------------------------------------------------------

                                    Page 2